POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MALLARY REZNIK and TRINA SANDOVAL, or each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in all capacities, to sign any and all Registration Statements and amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor or is Registrant, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as they might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant Name	File Nos.

Variable Separate Account	Under the Securities Act of 1933:
	333-185778 333-185780 333-185784 333-185762 333-185787 333-185775 333-185791 333-234472	333-185840 333-185797 333-185798 333-185799 333-185801 333-185838 333-185800	333-185837 333-185831 333-185818 333-185820 333-185815 333-185816 333-185788	333-185786 333-185808 333-198223 333-223017 333-213338 333-234470 333-234471
Under the Investment Company Act of 1940: 811-03859

Variable Annuity Account Five	Under the Securities Act of 1933:
	333-185793 333-185804 333-185829 333-185825	333-185826 333-185822 333-185824 333-185828	333-185814 333-185809 333-185811 333-185810	333-185813
Under the Investment Company Act of 1940: 811-07727

Variable Annuity Account Seven	Under the Securities Act of 1933:
	333-185790 333-185794	333-185795 333-185806	333-185807	333-185832
Under the Investment Company Act of 1940: 811-09003

Variable Annuity Account Nine	Under the Securities Act of 1933:
	333-185834	333-185835	333-185841	333-185842
Under the Investment Company Act of 1940: 811-21096

Registrant Name	File Nos.

AGL Separate Account VL-R	Under the Securities Act of 1933:
	333-151576 333-146948 333-43264 333-82982 333-89897 333-196172 333-234483 333-234488	333-80191 333-53909 333-42567 333-103361 333-118318 333-234480 333-234484	333-129552 333-109613 333-90787 333-65170 333-87307 333-234481 333-234485	333-137817 333-143072 333-144594 333-153093 333-153068 333-234482 333-234486
Under the Investment Company Act of 1940: 811-08561

AGL Separate Account I	Under the Securities Act of 1933:
	333-185785 333-185819 333-185789	333-185839 333-185827 333-185843	333-185817 333-185836 333-185796	333-185823 333-185805 333-185785
Under the Investment Company Act of 1940: 811-05301

AG Separate Account D	Under the Securities Act of 1933:
	333-25549 033-43390 333-234473 333-234478	002-49805 333-109206 333-234474 333-234479	333-81703 333-70667 333-234476	333-40637 033-57730 333-234477
Under the Investment Company Act of 1940: 811-02441

American General Life Insurance Company	Under the Securities Act of 1933:
333-277203
Under the Investment Company Act of 1940: Not Applicable

POWERS OF ATTORNEY

Signature	Title	Date

/s/ CHRISTOPHER B. SMITH	Director, Chairman of the Board and	February 06, 2024
CHRISTOPHER B. SMITH	President (Principal Executive Officer)

/s/ CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and	February 14, 2024
CHRISTOPHER P. FILIAGGI	Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)

/s/ TERRI N. FIEDLER	Director	February 06, 2024

TERRI N. FIEDLER

/s/ EMILY W. GINGRICH	Director	April 01, 2025

EMILY W. GINGRICH

/s/ LISA M. LONGINO	Director	January 22, 2024

LISA M. LONGINO

/s/ JONATHAN J. NOVAK	Director	January 22, 2024

JONATHAN J. NOVAK

/s/ BRYAN A. PINSKY	Director	February 06, 2024

BRYAN A. PINSKY

/s/ ERIC G. TARNOW	Director	October 17, 2025

ERIC G. TARNOW